UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 11, 2005
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                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              000-28217                                59-3218138
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      (Commission file number)           (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.     Results of Operations and Financial Condition.

On January 11, 2005 the Registrant reported preliminary, unaudited revenue for the fourth quarter and fiscal year 2004.

The information furnished under this report shall also be deemed incorporated by reference into the Registrant's Registration Statement on Form S-3 (File No. 333-115698).


Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

         (c)   Exhibits.

Exhibit
Number                            Description of Exhibit
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  99.1     Press Release issued by the Registrant on January 11, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AIRNET COMMUNICATIONS CORPORATION
                                             Registrant



                                             By: Stuart P. Dawley
                                                 -------------------------------
                                                 Stuart P. Dawley
                                                 Vice President, General Counsel
                                                 and Secretary

Dated: January 11, 2005